Exhibit 99.1

SG Blocks Reschedules Fourth Quarter Financial Results Conference Call to March 25, 2021 at 4:30 p.m. ET

- Preannounces Record Revenue for Fourth Quarter and Full Year 2020 -

MARCH 16, 2021 BROOKLYN, N.Y. / (BUSINESS WIRE) -- SG Blocks, Inc. (Nasdaq: SGBX) (“SG Blocks” or the “Company”), a leading designer, innovator and fabricator of container-based structures, announced today it has rescheduled the release of its financial results for the fourth fiscal quarter, which ended December 31, 2020, to after market close on March 25, 2021. An outbreak of positive COVID cases within the Company’s finance and accounting department impacted the timing of the completion of financial review and audit.

The Company expects revenue for the three months ended December 31, 2020 to be no less than $5 million as compared to revenue of approximately $337,000 for the three months ended December 31, 2019 and revenue for the year ended December 31, 2020 to be no less than $6.5 million as compared to revenue of approximately $3.0 million for the year ended December 31, 2019.

SG Blocks intends to file its Annual Report on Form 10-K for its fiscal year 2020 on the same date as the rescheduled earnings call.

SG Blocks CEO Paul Galvin will host the conference call, followed by a question-and-answer period.

To access the call, please use the following information:

Date: Thursday, March 25, 2021

Time: 4:30 p.m. ET, 1:30 p.m. PT

Toll-free dial-in number: 1-877-407-9716

International dial-in number: 1-201-493-6779

Conference ID: 13715992

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=143371 and via the investor relations section of the Company’s website at www.sgblocks.com.

A replay of the conference call will be available after 7:30 p.m. Eastern time through March 31, 2021.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 13715992

About SG Blocks:

SG Blocks, Inc. is a premier innovator in advancing and promoting the use of code-engineered cargo shipping containers for safe and sustainable construction. The firm offers a product that exceeds many standard building code requirements, and also supports developers, architects, builders and owners in achieving greener construction, faster execution, and stronger buildings of higher value. Each project starts with GreenSteelTM, the structural core and shell of an SG Blocks building, and then customized to client specifications. For more information, visit www.sgblocks.com.

Safe Harbor Statement

Forward-Looking Statements Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding revenue for the three months ended December 31, 2020 being no less than $6 million, revenue for the year ended December 31, 2020 being no less than $8 million and filing the Company’s Annual Report on Form 10-K for its fiscal year 2020 on the same date as the rescheduled earnings call. While SG Blocks believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the Company’s ability to report revenue and file its Annual Report on Form 10-K as planned, the Company’s ability to deploy its COVID-19 solutions, the Company’s ability to position itself for future profitability, the Company’s ability to maintain compliance with the NASDAQ listing requirements, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Media:

Rubenstein Public Relations

Christina Levin

Account Director

212-805-3029

clevin@rubensteinpr.com

Investors:

Stephen Swett

(203) 682-8377

investors@sgblocks.com

Source: SG Blocks, Inc.